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EXHIBIT 99.12


                  Proudly Traded on The American Stock Exchange
                             Our Stock Symbol is EUO

CONTACT:

ECON Investor Relations, Inc.
Dawn Van Zant, (800) 665-0411
dvanzant@investorideas.com

                              FOR IMMEDIATE RELEASE

            Todd J. Broms, Eurotech's CEO, Issues Shareholder Update;
                   Company Initiates On-Going Strategic Review
                      of Its Portfolio of Technology Assets


FAIRFAX, VA - MAY 17, 2002 - Eurotech, Ltd. (AMEX:EUO), www.eurotechltd.com, today issued another in a series of biweekly reports to its shareholders by Todd
J. Broms, President and Chief Executive Officer.

Mr. Broms stated that the Company plans to continue reporting to shareholders biweekly through press releases, updating the status of its operations, until Fall 2002. At that time, the Company plans to present its long-range strategic plans to the investment community. The Company intends on holding this upcoming meeting in New York City.

Commenting on the Company's corporate development plans, Mr. Broms said: "We have initiated an on-going, in-depth strategic review of each of the Company's technology assets as a component of our normal management processes. The stage of business development for each technology asset is being regularly assessed, as well as assessing market potential and time to commercialization.

Mr. Broms continued: "As a manager and developer of corporate and technology assets, we believe that the Company must assure that its resources are sensibly allocated to those specific technology assets that have viable prospects for market acceptance and consequent revenue generation. Initiating a regularly scheduled, comprehensive review of each technology asset in the Company's portfolio will help us determine which assets are candidates for business plan acceleration, continued nurturing and investment, or divestiture, thus allowing us to prudently allocate the Company's resources."

"In addition, we have also initiated a complete financial review of the Company's operational and capital structures. These on-going reviews will provide valuable input to our strategic decision-making process and contribute to our goal of acquiring platform companies that will help meet our new corporate development and strategic implementation plans. Those plans are to position us as a holding company with autonomous subsidiaries in multiple sectors.

 "We recently filed for registration a large number of shares (reserved for potential issuance) for Woodward, LLC; shares owned and reserved for issuance upon exercise of stock options or warrants held by officers, directors and consultants; and common shares owned by other investors and consultants. Under this registration statement, there are 131,602,611 Shares of Common Stock being offered, with possible resale of these shares at the market price by some of our existing shareholders. Some of these shareholders do not now own but are entitled to acquire either pursuant to the conversion of Series A 3% Convertible Preferred Stock, repricing agreements or upon exercise of warrants or options that we have issued to them in the past. There is no underwriter of this offering. This registration statement is currently pending SEC review.1

"At the recent Annual Meeting, many shareholders asked for responsible management. That's what the Company has now: a new management team committed to making the difficult decisions that are part of a developing company, relaying news to shareholders regardless of whether it's good or bad, and properly utilizing our financial resources. That's what responsible management is all about."

TECHNOLOGY ASSET UPDATE

o ACOUSTIC CORE(TM) - The APTIS(TM) (Automated Portal Threat Inspection System) human screening portal prototype, which is intended to safely screen humans for metal and plastic explosives, continues to be on schedule for completion during early fall. A total of six proposals for various Acoustic Core(TM) applications in support of Homeland Security have been submitted to the U.S. Department of Defense. An additional proposal to the National Institute of Justice was recently submitted for national security applications. We still await feedback.

o EKOR(TM) - The EKOR(TM) shipments to Amersham Health and Battelle Memorial Institute were delivered on schedule. Battelle's and the Company's joint application of EKOR(TM) Grout was successful in stabilizing buried, contaminated pipe. Battelle is continuing to evaluate EKOR's additional applications for nuclear and hazardous wastes. Amersham is preparing their test program to measure the effectiveness of boron-impregnated EKOR(TM) in reducing the nuclear waste generated in the production of medical isotopes.

o EMRTM - ELECTROMAGNETIC RADIOGRAPHY - Three U.S. patent applications have been filed which address EMR technology's use for marine geophysical exploration for oil and natural gas. We have forwarded two technical and pricing proposals for using EMR(TM) technology for identifying marine sediment contaminants technology in identification of marine sediment contaminants to two large dredging and marine environmental projects, based in the U.S.

o EKOR(TM) AND EMR(TM) - On May 15, 2002, the Company received a letter from the U.S. Department of Energy's Unsolicited Proposal Manager stating that its unsolicited proposals for large-scale tests of EKOR(TM) and EMR(TM) could not be considered at this time. This was due to a new direction and reorganization of the DOE's Environmental Management effort to better integrate its research and development programs. The DOE also stated that it anticipates that a new competitive solicitation may be issued to support the re-oriented EM Science and Technology Program.

         Mr. Broms commented: "I said that we're going to do our best to maximize the value of our technology assets. But doing so will take time and it may take more time than many of us would like. As a result of our latest correspondence with the DOE, we plan to resubmit our proposal to the DOE, when appropriate, while advancing additional relevant discussions relating to the use of our differentiated EKOR(TM) and EMR(TM) technologies for complex waste remediation projects. We remain convinced that the EKOR(TM) and EMR(TM) technologies offer the most promising solutions available to reduce the cost, schedule and risks associated with remediating highly toxic wastes being stored by the DOE.

         2 A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BUT HAS NOT YET BECOME EFFECTIVE. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

         A copy of the written prospectus relating to the Company's filing on Form S-3 is available by writing the President of the Company at Eurotech, Ltd., 10306 Eaton Place, Suite 220, Fairfax, Virginia 22030,
         ATTN: President.

ABOUT EUROTECH, LTD.
--------------------

Eurotech, Ltd. develops and markets emerging chemical and electronic technologies designed to improve the environmental and security sectors. We work with scientists, engineers and research institutes to identify products and processes that have unique or superior characteristics while reducing manufacturing and/or use risks. Our portfolio of technologically advanced products includes: (i) proprietary materials created to specifically solve the serious problems of how nuclear and other hazardous wastes are cost effectively contained, (ii) advanced performance materials for use in industrial products such as coatings and paints, and (iii) automatic detection of explosives and illicit materials for use in Homeland Security.

More information about Eurotech, its technologies and current investor information may be obtained by visiting the Company's web site at www.eurotechltd.com.

"SAFE HARBOR STATEMENT" UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995

Investors are cautioned that certain statements contained in this document as well as some statements in periodic press releases and some oral statements of Eurotech officials during presentations about Eurotech, are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act").

Forward-looking statements include statements which are predictive in nature, which depend upon or refer to future events or conditions, which include words such as "expects", "anticipates", "intends", "plans", "believes", "estimates", or similar expressions. In addition, any statements concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible future actions, which may be provided by management, are also forward-looking statements as defined by the Act.

Some of the factors that could significantly impact the forward-looking statements in this press release include, but are not limited to: insufficient cash flow to continue to fund the development and marketing of the Company's products and technology, a rejection of the Company's products and technologies by the marketplace and disputes as to the Company's intellectual property rights. Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties, and assumptions about Eurotech, its technology, economic and market factors and the industries in which Eurotech does business, among other things.

These statements are not guarantees of future performance and Eurotech has no specific intention to update these statements. More detailed information about those factors is contained in Eurotech's filings with the Securities and Exchange Commission.

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                                  END OF FILING